IDEX SERIES FUND
                         International Equity Portfolio

                        Supplement Dated January 8, 1998
                      to Prospectus Dated February 1, 1997

     Please read this Supplement carefully and retain it for future reference.

     The following paragraph replaces the first paragraph on page 42 under the section "Investment Advisory and Other Services - International Equity Portfolio
- Portfolio Managers" in its entirety:

At Scottish Equitable, investment strategy formulation is the responsibility of the Investment Strategy Group ("ISG"), which consists of one full-time Investment Strategist (currently, Alastair Bryne) working with a team of analysts/fund managers drawn from our equity and fixed income team.

On a monthly basis, the ISG presents the proposed investment strategy to the Investment Management Board ("IMB"). The IMB consists of Russell Hogan, Chief Investment Officer, Tom Crombie, Chief Investment Manager, Colin Black,
Investment Actuary, Mike Craston, Investment Manager-Business Development, Andrew Hartley, Investment Manager-UK Equities and Malcolm Jones, Investment Manager-International Equities.

The role of the IMB is to review critically the proposed investment strategy, testing the assumptions of the analysis and ensuring internal consistency. Once the IMB is satisfied with the investment strategy proposal, it is adopted and translated into asset allocations for the Portfolio. The adopted investment strategy and model asset allocations are communicated to the whole investment team, which also serves as a final check on the adopted investment strategy.
No one individual is responsible for managing the Portfolio.

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